ITEM 14

                                  EXHIBIT 10.7
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                                                                  EXECUTION COPY

                   FIRST AMENDMENT, CONSENT AND LIMITED WAIVER

                                       TO

                                CREDIT AGREEMENT

            THIS FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT dated as of August 23, 1996 (this "First Amendment") is entered into among Muehlstein Holding Corporation, a Delaware corporation ("Holdings"), H. Muehlstein & Co., Inc., a New York corporation (the "Company"), Pegasus Polymers International Inc., a Connecticut corporation ("Pegasus"), Muehlstein International, Ltd., a New York corporation ("Muehlstein International"), H. Muehlstein & Co. (Canada) Limited, an Ontario corporation (the "Canadian Borrower"; and together with the Company, Pegasus and Muehlstein International, the "Borrowers"), the financial institutions listed on the signature pages hereof (collectively referred to herein, together with their respective successors and assigns, as the "Lenders" and individually as a "Lender"), Citicorp USA, Inc., a Delaware corporation ("Citicorp"), in its capacity as agent for the Lenders and the "Issuing Banks" (as defined in the Credit Agreement referred to below) (with its successors in such capacity, the "Agent"), and Citibank Canada, a Canadian chartered bank ("Citibank Canada"), in its capacity as agent for the "Canadian Lenders" and the "Canadian Issuing Banks" (in each case as defined in the Credit Agreement referred to below) (with its successors in such capacity, the "Canadian Agent") and relates to that certain Credit Agreement dated as of February 9, 1996 (as supplemented or otherwise modified from time to time prior to the "First Amendment Effective Date" (as defined in Section 2.1(i) below), the "Credit Agreement"), among Holdings, the Borrowers, the Lenders, the Issuing Banks, the Agent and the Canadian Agent.

                              W I T N E S S E T H:

            WHEREAS, the Company plans to form a two new Wholly Owned Subsidiaries, Muehlstein Financial Corporation, a Delaware corporation ("Finsub"), and Polymers International Financial Corporation, a Delaware corporation ("Finsub2");

            WHEREAS, the Company, Muehlstein International, Finsub and Finsub2 plan to enter into the Permitted Receivables Transaction Documents (as defined in Section 2.1(v) below);

            WHEREAS, proceeds of the sale of Receivables by the Company and Muehlstein International under the Permitted Receivables Transaction Documents
(i) if such proceeds are in the form of cash, shall constitute Net Cash Proceeds and shall be


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applied as a mandatory prepayment to the outstanding Revolving Loans (without a corresponding reduction of the Revolving Credit Commitments other than the reduction in Revolving Credit Commitments effected by this First Amendment) or
(ii) if such proceeds are in the form of promissory notes, shall be pledged to the Agent, for the benefit of the "Secured Parties" under (and as defined in) the respective Borrower Pledge Agreements to which the Company and Muehlstein International are a party;

            WHEREAS, Pegasus and Finsub2 plan to enter into the Multicurrency Loan Documents (as defined in Section 2.1(o) below);

            WHEREAS, during the period that the Multicurrency Loan Documents are in effect, the loan facility evidenced by the Multicurrency Loan Documents shall replace the Multicurrency Facility under the Credit Agreement;

            WHEREAS, the Borrowers have requested that (i) the Lenders approve the Permitted Receivables Financing Program and the execution by the Company, Muehlstein International, Finsub and Finsub2 of the Permitted Receivables Transaction Documents, (ii) the Agent release its Liens on the Receivables sold from time to time pursuant to the Permitted Receivables Transaction Documents,
(iii) the Agent and the Canadian Agent enter into the Permitted Receivables Intercreditor Agreement (as defined in Section 2.1(t) below), (iv) the Lenders approve the execution by Pegasus and Finsub2 of the Multicurrency Loan Documents and (v) the Agent enter into the Multicurrency Intercreditor Agreement (as defined in Section 2.1(n) below;

            WHEREAS, the Company and the other Borrowers have requested the Lenders to amend the Credit Agreement (i) to decrease the Multicurrency Commitment from $35,000,000 to zero, (ii) to decrease the aggregate Revolving Credit Commitments from $125,000,000 to $45,000,000 , (iii) to decrease the aggregate US Commitment from $80,000,000 to $35,000,000 and (iv) to effect other amendments, all as more fully described herein;

            NOW, THEREFORE, in consideration of the above premises, Holdings, the Borrowers, the Lenders, the Agent and the Canadian Agent agree as follows:

            1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

            2. Amendments to the Credit Agreement. Upon the "First Amendment Effective Date" (as defined in Section 2.1(i) below), the Credit Agreement is hereby amended as follows:

                  2.1 Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:


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

                  (a) The following definition of "Average Liquidity" is added in proper alphabetical order:

                        "Average Liquidity" means, for any period, the sum of
            (i) average aggregate Revolving Credit Availability under all Credit Facilities for such period, plus (ii) the excess, if any, of (A) the average Net Receivables Balance for such period over (B) the Required Net Receivables Balance for such period, plus (iii) the average Revolving Credit Availability for such period under the Credit Agreement referred to in clause (i) of the definition of "Multicurrency Loan Documents".

                  (b) The definition of "Borrower Pledge Agreements" is deleted in its entirety and the following definition is substituted in lieu thereof:

                        "Borrower Pledge Agreements" means (i) the Pledge
            Agreement dated as of the Closing Date by and between the Company and the Agent, (ii) the Pledge Agreement dated as of the Closing Date by and between Muehlstein International and the Agent, (iii) the Pledge Agreement dated as of the First Amendment Effective Date by and between Pegasus and the Agent, in each case in substantially the form of Exhibit C, and (iv) all other pledge agreements executed by any Borrower in favor of the Agent in connection with the transactions contemplated hereby, as each of the same may be amended, supplemented or otherwise modified from time to time.

                  (c) The definition of "Collateral" is amended to delete the words "the initial sale" therein and to substitute in lieu thereof the words "all sales";

                  (d) The following definition of "Early Amortization Event" is added in proper alphabetical order:

                        "Early Amortization Event" is defined on Schedule
            1.01.7.

                  (e) The definition of "Eligible Inventory" is amended to add the following phrase at the end of the parenthetical phrase before clause
      (i) therein: "or which constitutes Returned Goods during any period prior to which a Trust Early Amortization Event under Section 9.01(e) of the Permitted Receivables Pooling and Servicing Agreement, or an Early Amortization Event under the Series 1996-1 Supplement, shall have occurred and be continuing".

                  (f)  The definition of "Finsub" is deleted in its


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      entirety and the following definition is substituted in lieu thereof:

                        "Finsub" means Muehlstein Financial Corporation, a
            Delaware corporation and a Wholly Owned Subsidiary of the Company.

                  (g) The following definition of "Finsub2" is added in proper alphabetical order:

                        "Finsub2" means Polymers International Financial
            Corporation, a Delaware corporation and Wholly Owned Subsidiary of Pegasus.

                  (h) The following definition of "First Amendment" is added in proper alphabetical order:

                        "First Amendment" means the First Amendment, Consent and
            Limited Waiver to Credit Agreement dated as of August 23, 1996, among Holdings, the Borrowers, the Lenders, the Agent and the Canadian Agent.

                  (i) The following definition of "First Amendment Effective Date" is added in proper alphabetical order:

                        "First Amendment Effective Date" has the meaning set
            forth in the First Amendment.

                  (j) The definition of "Intercreditor Agreement" is deleted in its entirety and the following definition of "Intercreditor Agreements" is substituted in lieu thereof:

                        "Intercreditor Agreements" means the Multicurrency
            Intercreditor Agreement, the Permitted Receivables Intercreditor Agreement and the Term Loan Intercreditor Agreement, and "Intercreditor Agreement" means any of them.

                  (k) The following definition of "Liquidity Event" is added in proper alphabetical order:

                        "Liquidity Event" means any time after which the Average
            Liquidity becomes less than $5,000,000 for a period of any five (5) consecutive Business Days or less than $1,500,000 for a period of any two (2) consecutive Business Days. Solely for purposes of this definition, (i) Revolving Credit Availability for the U.S. Facility shall be calculated without giving effect to the limitation imposed by clause (i)(A)(1) of the definition of Maximum Revolving Credit Amount and (ii) Revolving Credit Availability for the Canadian Facility shall be calculated without giving effect to the limitation imposed by clause (iii)(A)(1) of the


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            definition of Maximum Revolving Credit Amount.

                  (l) The definition of "Loan Documents" is amended (i) to delete in its entirety the reference therein to "Intercreditor Agreement" and substitute in lieu thereof "Intercreditor Agreements" and (ii) to add the following phrase before the period at the end of the last sentence thereof: "or the Multicurrency Loan Documents".

                  (m) The definition of "Multicurrency Commitment" is amended to add the following proviso before the period at the end of such definition:
      "provided, further, however, on and after the First Amendment Effective Date, the Multicurrency Commitment shall be zero.

                  (n) The definition of "Multicurrency Facility" is amended to add the phrase "from the Closing Date to the First Amendment Effective Date" immediately following the reference therein to "Multicurrency Borrower".

                  (o) The following definition of "Multicurrency Intercreditor Agreement" is added in proper alphabetical order:

                        "Multicurrency Intercreditor Agreement" means the Letter
            Agreement dated as of the First Amendment Effective Date from the Agent and the Canadian Agent to the Multicurrency Lender, as the same may be amended, supplemented or otherwise modified from time to time.

                  (p) The following definition of "Multicurrency Lender" is added in proper alphabetical order:

                        "Multicurrency Lender" means Citibank, N.A., in its
            capacity as the lender under the Multicurrency Loan Documents, and its successors in such capacity.

                  (q) The following definition of "Multicurrency Loan Documents" is added in proper alphabetical order:

                        "Multicurrency Loan Documents" means (i) the Credit
            Agreement dated as of the First Amendment Effective Date between Pegasus and the Multicurrency Lender, (ii) the Guaranty dated as of the First Amendment Effective Date executed by Finsub2 in favor of the Multicurrency Lender, (iii) the Pledge Agreement dated as of the First Amendment Effective Date executed by Finsub2 in favor of the Multicurrency Lender and (iv) all other instruments, agreements and written Contractual Obligations entered into in connection with any of the foregoing, in each case as the same may be amended, supplemented or otherwise modified from time to time.

                  (r) The definition of "Net Cash Proceeds" is amended to add the parenthetical phrase "(but including proceeds of all sales under the Permitted Receivables Financing Program)" immediately following the phrase "other than sales, assignments and other dispositions of Property between the Company and Wholly Owned Subsidiaries of the Company to the extent permitted hereunder".

                  (s) The following definition of "Net Receivables Balance" is added in proper alphabetical order:

            "Net Receivables Balance" is defined on Schedule 1.01.7.

                  (t) The definition of "Permitted Receivables Financing Program" is deleted in its entirety and the following definition is substituted in lieu thereof:

                        "Permitted Receivables Financing Program" means the
            receivables financing program evidenced by the Permitted Receivables Transaction Documents.

                  (u) The definition of "Permitted Receivables Financing Program Trustee" is added in proper alphabetical order:

                        "Permitted Receivables Financing Program Trustee" means
            Bankers Trust Company, not in its individual capacity but solely as trustee of the Muehlstein Trade Receivables Master Trust, together with its successors and assigns in such capacity.

                  (v) The following definition of "Permitted Receivables Intercreditor Agreement" is added in proper alphabetical order:

                        "Permitted Receivables Intercreditor Agreement" means
            the Intercreditor Agreement dated as of the First Amendment Effective Date among Citicorp North America, Inc., as Program Agent, Finsub, the Company, Bankers Trust Company, as Trustee, the Agent, the Canadian Agent, Finova and Ambac Indemnity Corporation, as the same may be amended, supplemented or otherwise modified from time to time.

                  (w) The following definition of "Permitted Receivables Pooling and Servicing Agreement" is added in proper alphabetical order:

                        "Permitted Receivables Pooling and Servicing Agreement"
            means the Pooling and Serving Agreement dated as of the First Amendment Effective Date among



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

            Finsub, the Company and Bankers Trust Company, as trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  (x) The definition of "Permitted Receivables Transaction Documents" is deleted in its entirety and the following definition is substituted in lieu thereof:

                        "Permitted Receivables Transaction Documents" means the
            Permitted Receivables Pooling and Servicing Agreement and the other agreements, documents and instruments set forth on Schedule 1.01.7 and all other instruments, agreements and written Contractual Obligations entered into in connection with any of the foregoing, in each case as the same may be amended, supplemented or otherwise modified from time to time.

                  (y) The following definition of "Required Net Receivables Balance" is added in proper alphabetical order:

                        "Required Net Receivables Balance" is defined on
            Schedule 1.01.7.

                  (z) The following definition of "Returned Goods" is added in proper alphabetical order:

                        "Returned Goods" means all right, title and interest of
            the Company, Muehlstein International or Finsub, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise.

                  (aa) The definition of "Revolving Credit Commitment" is amended to delete the Dollar amount "$125,000,000" and to substitute in lieu thereof the Dollar amount "$45,000,000".

                  (bb) The following definition of "Series 1996-1 Supplement" is added in proper alphabetical order:

                        "Series 1996-1 Supplement" means the Series 1996-1 Supplement to the Permitted Receivables Pooling and Servicing Agreement, as such supplement may be amended, supplemented or otherwise modified from time to time.

                  (cc) The following definition of "Series 1996-2 Certificate" is added in proper alphabetical order:

                        "Series 1996-2 Certificate" means the Series 1996-2
            Certificate issued pursuant to the Series 1996-2 Supplement to the Permitted Receivables Pooling and Servicing Agreement.



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

                  (dd) The following definition of "Term Loan Intercreditor Agreement" is added in proper alphabetical order:

                        "Term Loan Intercreditor Agreement" means the
            Intercreditor Agreement dated as of the Closing Date between Finova and the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  (ee) The definition of "Transaction Documents" is amended to add the phrase ", the Permitted Receivables Transaction Documents, the Multicurrency Loan Documents," immediately following the reference therein to "the Finova Documents".

                  (ff) The following definition of "Trust Early Amortization Event" is added in proper alphabetical order:

                        "Trust Early Amortization Event" is defined on Schedule
            1.01.7.

                  (gg) The definition of "U.S. Commitment" is amended to delete the Dollar amount "$125,000,000" and to substitute in lieu thereof the Dollar amount "$45,000,000".

                  2.2 Section 2.01(a)(ii). Section 2.01(a)(ii) of the Credit Agreement is hereby amended to delete the reference therein to "Revolving Credit Termination Date" and to substitute in lieu thereof "First Amendment Effective Date".

                  2.3 Section 2.01(b). Section 2.01(b) of the Credit Agreement is hereby amended to add the following parenthetical phrase immediately following the reference to "Revolving Credit Termination Date" in the first sentence thereof: "(the First Amendment Effective Date, in the case of the Multicurrency Facility)".

                  2.4 Section 2.01(g). Section 2.01(g) of the Credit Agreement is hereby amended to delete the second sentence thereof in its entirety and to substitute in lieu thereof the following:

            "Proceeds of U.S. Loans and of Swing Loans under the U.S. Facility shall be used to provide for ongoing working capital needs in the ordinary course of the business of the Company and its Subsidiaries and for other lawful general corporate purposes not prohibited hereunder, including, without limitation, (x) capital contributions from the Company and Muehlstein International to Finsub permitted by
            Section 9.07(b), and (y) capital contributions from Pegasus to Finsub2 permitted by Section 9.07(b)."



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

                  2.5 Section 3.01(b). Section 3.01(b) of the Credit Agreement is hereby amended as follows:

                  (a) Clause (iii) thereof is amended to delete the second sentence therein in its entirety.

                  (b) Clause (iv) thereof is amended to delete the first sentence therein in its entirety and to substitute in lieu thereof the following:

            "The Revolving Credit Commitments shall be permanently reduced to $45,000,000 as of the First Amendment
            Effective Date."

                  2.6 Section 3.05(c)(iii). Section 3.05(c)(ii) of the Credit Agreement is hereby amended to delete the portion of the second sentence thereof beginning with clause (C) and to substitute in lieu thereof the following:

            "(C) the Agent shall honor any request made by the Multicurrency Borrower and the Canadian Agent shall honor any request made by the Canadian Borrower, as applicable, and received by the Agent or the Canadian Agent, as applicable, no later than 12:00 noon (London or Toronto time, as applicable), at least two (2) Business Days prior to the date of such transfer (in the case of the Multicurrency Borrower), to transfer funds from any such Cash Collateral Account (whether or not any Multicurrency Loan or Canadian Loan, as the case may be, is outstanding) to (x) a Disbursement Account of such Borrower, and such funds shall be transferred to such Disbursement Account of the Canadian Borrower on the same Business Day or of the Multicurrency Borrower on the following Business Day, or (y) in the case of any Cash Collateral Account into which proceeds of Receivables of the Multicurrency Borrower have been deposited, the Multicurrency Lender and its successors, for application to amounts owing under the Multicurrency Loan Documents, and such funds shall be so transferred on the following Business Day, provided that such request shall in the case of clause (x) or (y) be made pursuant to a signed Notice of Withdrawal and the conditions set forth therein shall have been met as of the date of such request and that the intended use of such funds shall be consistent with Section 2.01(g) (assuming for such purpose that such funds are proceeds of Revolving Loans), and provided, further, that after giving effect to any such withdrawal by the Canadian Borrower, the Revolving Credit Availability under the Canadian Facility is greater than zero, and provided, further, that the Agent shall not be required to honor any such request


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

            made by the Multicurrency Borrower at any time after a Liquidity Event has occurred.

                  2.7 Section 4.03(b). Section 4.03(b) of the Credit Agreement is hereby amended to insert the following proviso immediately before the period at the end of the first sentence of such subsection:

            ", provided that, if the earnings results of Holdings and its Subsidiaries for Fiscal Year 1996, as reflected in the audited financial statements delivered by Holdings to the Agent and the Lenders pursuant to Section 7.01(b) with respect such Fiscal Year, exceed in all respects the applicable forecasts for Fiscal Year set forth in the Initial Projections, then, from and after the first day of the calendar month immediately succeeding the calendar month in which such financial statements shall have been so delivered, the Unused Commitment Fee shall accrue at a rate of three-eighths of one percent (0.375%) per annum"

                  2.8 Section 6.01(c). Section 6.01(c) of the Credit Agreement is hereby amended to delete each reference to the phrase "as of the Closing Date" therein and to substitute in lieu thereof the phrase "as of the First Amendment Effective Date".

                  2.9 Section 6.01(aa). Section 6.01(aa) of the Credit Agreement is hereby amended to delete the phrase "as of the Closing Date" therein and to substitute in lieu thereof the phrase "as of the First Amendment Effective Date".

                  2.10 Section 8.11(b)(ii)(y). Section 8.11(b)(ii)(y) of the Credit Agreement is hereby amended to delete the reference therein to "Intercreditor Agreement" and to substitute in lieu thereof "Term Loan Intercreditor Agreement".

                  2.11 Section 9.01. Section 9.01 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (viii) thereof is amended to add the phrase "and pursuant to the Multicurrency Loan Documents" immediately following the reference to "Permitted Receivables Transaction Documents" therein;

                  (b) Clause (x) thereof is amended to delete in their entirety subclauses (D) and (E) thereof and substitute in lieu thereof the following:

            "(D) from any Borrower to any Subsidiary of the Company (other than Borrowers) in a principal amount, together with any Investments made
            (1) after the First Amendment Effective Date in Finsub and Finsub2 and (2) after the


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

            Closing Date in any such Subsidiaries of the Company (other than Finsub and Finsub2) permitted to be created or capitalized after the Closing Date under Section 9.07(b), in any Fiscal Year not to exceed the Subsidiary Investment Basket for such Fiscal Year, (E) in addition to any loans made to such Person under clause (D) above, from Pegasus to Pegasus Asia in an amount at any time outstanding not to exceed the sum of (1) $2,000,000, plus (2) the amount of dividends received by Pegasus from Pegasus Asia after the Closing Date and (F) in addition to any loans made to such Person under clauses (D) and (E) above, unless the Agent has delivered the notice described in Section 9.02(ii), from the Company or Muehlstein International to Finsub in respect of subordinated loans advanced as part of the purchase price for Receivables sold to Finsub under the Permitted Receivables Transaction Documents; provided, that no loans permitted by clauses (D) or (E) shall be made if an Event of Default or Default has occurred and is continuing;"

                  2.12 Section 9.02(ii). Section 9.02(ii) of the Credit Agreement is hereby amended to add the following proviso before the semi-colon at the end thereof:

            "; provided, however, that, if a Liquidity Event shall occur at any time when (x) an Event of Default has occurred and is continuing or
            (y) the Company and its Subsidiaries are not in compliance with any covenant contained in Article X (without giving effect to any amendment, modification or waiver of any such covenant since the date hereof), the Agent may, upon one (1) Business Day's prior written notice thereof to the Company and the Permitted Receivables Financing Program Trustee, terminate the right of the Company, Muehlstein International and any of their Affiliates to continue to sell or otherwise transfer Receivables pursuant to the Permitted Receivables Financing Documents; and provided, further, that if (a) any event shall have occurred and be continuing which constitutes a Trust Early Amortization Event or (b) purchases of Receivables under the Permitted Receivables Financing Program shall have been discontinued for a period of at least five (5) consecutive Business Days, the right of the Company, Muehlstein International and any of their Affiliates to continue to sell or otherwise transfer Receivables pursuant to the Permitted Receivables Financing Documents shall be automatically terminated."

                  2.13 Section 9.03. Section 9.03 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (vii) thereof is amended to delete the word "and" at the end thereof;

                  (b) Clause (viii) thereof is amended to delete the period at the end thereof and to substitute in lieu thereof "; and"; and

                  (c)  The following clause (ix) is added thereto:

                  "(ix) Liens on the Series 1996-2 Certificate held by Finsub2 and pledged to secure the obligations of Finsub2 under the Multicurrency Loan Documents."

                  2.14 Section 9.04. Section 9.04 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (iv) thereof is amended to delete the phrase "such Subsidiaries and Finsub" therein and to substitute in lieu thereof the phrase "such Subsidiaries, Finsub and Finsub2";

                  (b) The "and" at the end of clause (v) thereof is deleted;

                  (c) The period at the end of clause (vi) thereof is replaced with a semi-colon; and

                  (d) The following clause (vii) is added thereto:

                  "(vii) Investments by Finsub2 in the Series 1996-2 Certificate as contemplated by the Permitted Receivables Transaction Documents."

                  2.15 Section 9.05(v). Section 9.05(v) of the Credit Agreement is hereby amended to delete the provisions thereof in their entirety and to substitute in lieu thereof the following:

                  "(v) Accommodation Obligations incurred pursuant to the
            Permitted Receivables Transaction Documents and pursuant to the Multicurrency Loan Documents; and"

                  2.16 Section 9.06. Section 9.06 of the Credit Agreement is hereby amended to delete the second proviso thereto and to substitute in lieu thereof "and provided, further, that cash redemptions permitted under clause
(vii) above shall be limited to the excess, if any, of the Average Liquidity during the thirty days immediately preceding the date set for such payment over $15,000,000".

                  2.17 Section 9.07(a). Section 9.07(a) of the Credit Agreement is hereby amended to insert the following two sentences at the end of such subsection:

            "Finsub shall not engage in any business other than as contemplated by the Permitted Receivables Transaction Documents. Finsub2 shall not engage in any business other than as contemplated by the Multicurrency Loan Documents."

                  2.18 Section 9.07(b). Section 9.07(b) of the Credit Agreement is hereby amended to delete the phrase "Sections 9.01(x)(D) and 9.01(x)(E) for such Fiscal Year" therein and to substitute in lieu thereof the following:

            "Sections 9.01(x)(D), 9.01(x)(E) and 9.01(x)(F) for such Fiscal Year; provided, further, however, in addition to such amounts, unless the Agent has delivered the notice described in Section 9.02(ii), the Company and Muehlstein International may make capital contributions to Finsub to the extent required to be made under the Permitted Receivables Transaction Documents (i) as part of the purchase price for Receivables sold to Finsub thereunder and (ii) to cause the Net Receivables Balance to equal the Required Net Receivables Balance; and provided, further, however, that Pegasus may capitalize Finsub2 by making a capital contribution to Finsub2 on the First Amendment Effective Date in an aggregate amount equal to 102% of the principal amount of the Series 1996-2 Certificate purchased by Finsub2 under the Permitted Receivables Transaction Documents (it being understood and agreed that such principal amount shall in no event exceed $25,000,000)"

                  2.19 Section 9.16. Section 9.16 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (ii) thereof is amended to delete the phrase "average aggregate Revolving Credit Availability under all Credit Facilities (plus the average liquidity available to the Borrowers under the Permitted Receivables Financing Program)" therein and to substitute in lieu thereof "Average Liquidity"; and

                  (b) Clause (iii)(B) thereof is deleted in its entirety and the following is substituted in lieu thereof:

            (B) the Finova Documents, the Common Equity Notes, the Permitted Receivables Transaction Documents, the Multicurrency Loan Documents or any documents evidencing the Permitted Subordinated Indebtedness in any respect that is adverse to the Lenders, provided, that no Persons other than the Company and Muehlstein International may be added as sellers of Receivables to Finsub under the Permitted Receivables Transaction Documents.

                  2.20 Section 9.20. Section 9.20 of the Credit Agreement is hereby amended to add the phrase ", the Multicurrency Loan Documents" immediately following the reference to "Loan Documents" therein.

                  2.21 Section 11.01. Section 11.01 of the Credit Agreement is hereby amended as follows:

                  (a) Section 11.01(e) is amended to delete the phrase "'Event of Termination' under and as defined in the Permitted Receivables Transaction Documents, or which could otherwise cause the early termination of the Permitted Receivables Financing Program" and to substitute in lieu thereof "Trust Early Amortization Event; or purchases of Receivables under the Permitted Receivables Financing Program shall have been discontinued for a period of at least five (5) consecutive Business Days".

                  (b) Section 11.01(n) of the Credit Agreement is amended to delete the provisions thereof in their entirety and to substitute in lieu thereof the following:

                        "(n) Intercreditor Agreements. Any party to any
            Intercreditor Agreements (other than the Agent and the Lenders) shall fail to perform any material covenant or material obligation binding on such party thereunder or any Intercreditor Agreement shall cease to be in full force and effect."

                  2.22 Section 13.15. Section 13.15 of the Credit Agreement is hereby amended to delete each reference therein (including the Section heading thereof) to "Intercreditor Agreement" and to substitute in lieu thereof "Intercreditor Agreements".

                  3. Amendments to Schedules and Exhibits to Credit Agreement. Upon the First Amendment Effective Date, the Schedules and Exhibits to the Credit Agreement are hereby amended as follows:

                  3.1 Schedule 1.01.1. Schedule 1.01.1 to the Credit Agreement is deleted in its entirety and Annex A attached hereto and made a part hereof shall be substituted therefor.

                  3.2 Schedule 1.01.2. Schedule 1.01.2 to the Credit Agreement is deleted in its entirety and Annex B attached hereto and made a part hereof shall be substituted therefor.

                  3.3 Schedule 1.01.7. New Schedule 1.01.7 to the Credit Agreement, entitled "Permitted Receivables

      Transaction Documents and Definitions," is added in the form of Annex C attached hereto and made a part hereof.

                  3.4 Schedule 6.01-C. Schedule 6.01-C to the Credit Agreement is deleted in its entirety and Annex D attached hereto and made a part hereof shall be substituted therefor.

                  3.5 Schedule 6.01-AA. Schedule 6.01-AA to the Credit Agreement is deleted in its entirety and Annex E attached hereto and made a part hereof shall be substituted therefor.

                  3.6 Exhibit O-1. Exhibit O-1 to the Credit Agreement is deleted in its entirety and Annex F attached hereto and made a part hereof shall be substituted therefor.

            4. Lender Consents.

                  4.1 As of the First Amendment Effective Date, the Lenders hereby approve (i) the Permitted Receivables Financing Program and the execution, delivery and performance by the Company, Muehlstein International, Finsub and Finsub2 of the Permitted Receivables Transaction Documents, provided that, concurrently therewith, the Company and Muehlstein International shall have made a mandatory prepayment to the Agent, for the benefit of the U.S. Lenders, of the Net Cash Proceeds arising from the initial sale of Receivables pursuant to the Permitted Receivables Transaction Documents in an amount not less than $50,000,000,
      (ii) the transactions evidenced by the Multicurrency Loan Documents and the execution, delivery and performance by Pegasus and Finsub2 thereof, provided that, prior to or concurrently therewith, the Multicurrency Borrower shall have paid to the Agent, for the benefit of the Multicurrency Lenders, the outstanding principal amount of all Multicurrency Loans, together with all other Obligations arising in connection with the Multicurrency Facility (whereupon each Multicurrency Lender will return to Pegasus its Multicurrency Loan Note marked "cancelled"), and (iii) a Borrowing on the First Amendment Effective Date, the proceeds of which shall be used by Pegasus to make a capital contribution to Finsub2 so that Finsub2 may pay for the Series 1996-2 Certificate (it being understood and agreed that if such Borrowing is repaid by 5:00 p.m. (New York time) on the First Amendment Effective Date, then no interest shall be payable with respect thereto).

                  4.2 The Lenders hereby instruct and direct the Agent, upon the occurrence of the First Amendment Effective Date, (i) to release its Liens on the Receivables sold from time to time pursuant to the Permitted Receivables Transaction Documents (including, without limitation, all

      Liens on Dollar denominated Receivables of the Company and Muehlstein International which are so sold from time to time), (ii) to enter into the Permitted Receivables Intercreditor Agreement and to take all actions required to be taken by the Agent thereby (including, without limitation, the transfer of certain Collection Accounts of the Company and the Borrower to the Permitted Receivables Financing Program Trustee) and (iii) to enter into the Multicurrency Intercreditor Agreement and to take all actions required to be taken by the Agent thereunder.

                  4.3 The Canadian Lender hereby instructs and directs the Canadian Agent, upon the occurrence of the First Amendment Effective Date, to enter into the Permitted Receivables Intercreditor Agreement and to take all actions required to be taken by the Canadian Agent thereunder.

            5. Limited Waiver. As of the First Amendment Effective Date, the Lenders hereby (a) waive the provisions of Section 8.11(a) of the Credit Agreement in respect of (and solely in respect of) the Obligations of Holdings and the Borrowers to deliver within ninety (90) days after the Closing Date all "Foreign Personal Property Security Documents" identified on the Closing List as pertaining to Spain and France and (b) extend the time period for the delivery of such Loan Documents to September 30, 1996 (or such later date as may be agreed to by the Agent). If such Loan Documents are not delivered on or before such date, the limited waiver under this Section 5 shall expire.

            6. Representations and Warranties. Each of the Borrowers hereby represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the First Amendment Effective Date and after giving effect to this First Amendment, the Permitted Receivables Financing Program and the effectiveness of the Multicurrency Loan Documents:

            (a) Each of the representations and warranties contained in this Amendment, the Credit Agreement as amended hereby and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date;

            (b) No Default or Event of Default has occurred or is continuing;
      and

            (c) No change (other than as contemplated by the Registration Statement) in the condition (financial or otherwise), business, performance, assets, operations or prospects of the Domestic Borrowers, taken as a whole, or the Canadian Borrower, individually, has occurred since December 31, 1994, which change has had or is reasonably likely to have a Material Adverse Effect.

            7. First Amendment Effective Date. This First Amendment shall become effective as of the date, on or before September 30, 1996 (the "First Amendment Effective Date") when each of the following conditions shall have been satisfied:

            (a) the Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent:

                  (i) counterparts hereof executed by each Borrower, Holdings, the Agent, the Canadian Agent and each Lender;

                  (ii) an amendatory agreement in substantially the form of
            Annex G attached hereto and made a part hereof;

                  (iii) UCC amendment statements with respect to each UCC-1
            financing statement filed against the Company or Muehlstein International, giving effect to the amendments, pursuant to the amendatory agreement referred to in the immediately preceding clause
            (ii), to the Borrower Security Agreements executed by the Company and Muehlstein International;

                  (iv) (A) stock certificate(s) representing 100% of the Capital
            Stock of Finsub, together with stock powers (executed in blank) therefor, (B) all subordinated promissory notes issued to the Company and Muehlstein International pursuant to the Permitted Receivables Transaction Documents, endorsed in blank, (C) replacements for the applicable exhibits to the Borrower Pledge Agreements executed by the Company and Muehlstein International reflecting the pledge of the property described in subclauses (A) and (B) above, and (D) an acknowledgement of pledge executed by Finsub;

                  (v) (A) a Pledge Agreement executed by Pegasus, in
            substantially the form of Exhibit C to the Credit Agreement, (B) stock certificate(s) representing 100% of the Capital Stock of Finsub2, together with stock powers (executed in blank) therefor, and (C) an acknowledgement of pledge executed by Finsub2;

                  (vi) fully executed copies of the Permitted Receivables
            Intercreditor Agreement and the Multicurrency Intercreditor
            Agreement;

                  (vii) a copy of each of the Permitted Receivables Transaction
            Documents, certified as of the First Amendment Effective Date by the Secretary or an Assistant Secretary of the Company (A) to be a true, correct and complete copy of each such document and

            (B) not to have been amended or rescinded;

                  (viii) a copy of each of the Multicurrency Loan Documents, certified as of the First Amendment Effective Date by the Secretary or an Assistant Secretary of Pegasus (A) to be a true, correct and complete copy of each such document and (B) not to have been amended or rescinded;

                  (ix) a certificate of the chief executive officer, chief
            financial officer or treasurer of the Company executed and delivered on behalf of the Borrowers certifying that all conditions precedent required to be satisfied by Holdings, the Company, the other Borrowers or any Subsidiary Guarantor for the effectiveness of this First Amendment have been satisfied;

                  (x) a certificate of the Secretary or Assistant Secretary of
            Holdings, each Borrower, Finsub and Finsub2 dated the First Amendment Effective Date certifying (A) the names and true signatures of the incumbent officers of such Persons authorized to sign this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party, (B) the By-laws of such Person as in effect on the date of such certification, (C) the resolutions of such Person's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party and (D) the Articles or Certificate of Incorporation, certified by the applicable Government Authority, if not previously delivered to the Agent, or that there have been no changes in the Certificate or Articles of Incorporation of such Person since the date of the most recent certification thereof by the Secretary of State of the applicable State delivered to the Agent;

                  (xi) Good Standing Certificates relating to the Borrowers, the
            Subsidiary Guarantors, Finsub and Finsub2 in the jurisdictions set forth on Annex H attached hereto and made a part hereof; and

                  (xii) A favorable opinion of McDermott, Will & Emery, counsel to the Borrowers, Subsidiary Guarantors, Finsub and Finsub2, in form and substance satisfactory to the Requisite Lenders, and a letter entitling the Agent, the Canadian Agent, the Issuing Banks and the Lenders to rely on any opinion or opinions delivered by McDermott, Will & Emery in connection with the Permitted Receivables Transaction Documents and the

            Multicurrency Loan Documents; and

                  (xiii) such additional documentation as the Agent may
            reasonably request.

            (b) The Borrowers shall have paid to the Agent, together with any payments required under Section 4 above, an amount sufficient to reduce the Revolving Credit Obligations for each Credit Facility to an amount which is less than or equal to the Maximum Revolving Credit Amount for such Credit Facility.

            (c) The Agent and the Requisite Lenders shall be satisfied that: (i) the Permitted Receivables Transaction Documents and the Multicurrency Loan Documents shall have been duly approved and executed and delivered by the parties thereto in form and substance satisfactory to the Agent and the Requisite Lenders, and (ii) all conditions precedent to closing under the Permitted Receivables Transaction Documents and the Multicurrency Documents have been satisfied (and no modification or waiver of any such condition shall have been made without the consent of the Agent) and such documents are, or simultaneously with the execution hereof, will be in full force and effect.

            (d) No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this First Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

            (e) Each of the representations and warranties contained in this Amendment, the Credit Agreement as amended hereby and the other Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date;

            (f) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Agent and the Requisite Lenders.

            (g) No Event of Default or Default shall have occurred and be continuing on the First Amendment Effective Date.

            8.    Reference to and Effect on the Loan Documents.

            (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement as amended hereby to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender, the Agent or the Collateral Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

            9. Costs and Expenses. The Borrowers (other than the Canadian Borrower) jointly and severally agree to pay upon demand in accordance with the terms of Section 13.02 of the Credit Agreement all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, negotiation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of Sidley & Austin, counsel for the Agent with respect to any of the foregoing.

            10. Miscellaneous. This First Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

            11. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            12. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO AND TO THE CREDIT AGREEMENT AS AMENDED HEREBY DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the Agent, the Canadian Agent, the Lenders, the Borrowers and Holdings have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                              H. MUEHLSTEIN & CO., INC.


                              By:_______________________________________________
                                 Name:
                                 Title:


                              PEGASUS POLYMERS INTERNATIONAL INC.


                              By:_______________________________________________
                                 Name:
                                 Title:


                              MUEHLSTEIN INTERNATIONAL, LTD.


                              By:_______________________________________________
                                 Name:
                                 Title:


                              H. MUEHLSTEIN & CO. (CANADA) LIMITED


                              By:_______________________________________________
                                 Name:
                                 Title:


                              MUEHLSTEIN HOLDING CORPORATION


                              By:_______________________________________________
                                 Name:
                                 Title:


                              CITICORP USA, INC., as Agent and U.S.
                              Lender


                              By:_______________________________________________
                                 Name:
                                 Title:

                              CITIBANK, N.A., as Multicurrency Lender


                              By:_______________________________________________
                                 Name:
                                 Title:


                              CITIBANK CANADA, as Canadian Agent and
                              Canadian Lender


                              By:_______________________________________________
                                 Name:
                                 Title:


                              NATIONSBANK, N.A., as U.S. Lender and
                              Multicurrency Lender


                              By:_______________________________________________
                                 Name:
                                 Title:


                              HELLER FINANCIAL, INC., as U.S. Lender


                              By:_______________________________________________
                                 Name:
                                 Title:

                                     ANNEX A
                                       TO
                       FIRST AMENDMENT, CONSENT AND WAIVER

                    New Schedule 1.01.1 to Credit Agreement

                               [To be attached]

                                     ANNEX B
                                       TO
                       FIRST AMENDMENT, CONSENT AND WAIVER

                    New Schedule 1.01.2 to Credit Agreement

                               [To be attached]

                                     ANNEX C
                                       TO
                       FIRST AMENDMENT, CONSENT AND WAIVER

                     New Schedule 1.01.7 to Credit Agreement

Permitted Receivables Transaction Documents

[To be inserted]

Applicable Definitions

            "Early Amortization Event" means [to be inserted from the final Series 1996-1 Supplement].

            "Net Receivables Balance" means [to be inserted from final Pooling and Servicing Agreement].

            "Required Net Receivables Balance" means [to be inserted from final Pooling and Servicing Agreement].

            "Trust Early Amortization Event" means [to be inserted from final Pooling and Servicing Agreement].

[Other definitions used in the above definitions to be inserted from final Permitted Receivables Transaction Documents]

                                     ANNEX D
                                       TO
                       FIRST AMENDMENT, CONSENT AND WAIVER

                     New Schedule 6.01-C to Credit Agreement

                                [To be attached]

                                     ANNEX E
                                       TO
                       FIRST AMENDMENT, CONSENT AND WAIVER

                    New Schedule 6.01-AA to Credit Agreement

                                [To be attached]

                                     ANNEX F
                                       TO
                       FIRST AMENDMENT, CONSENT AND WAIVER

                       New Exhibit O-1 to Credit Agreement

                                [To be attached]

                                     ANNEX G
                                       TO
                       FIRST AMENDMENT, CONSENT AND WAIVER

                          Form of Amendatory Agreement

                                [To be attached]

                                     ANNEX H
                                       TO
                       FIRST AMENDMENT, CONSENT AND WAIVER

                           Good Standing Jurisdictions

                                [To be attached]